Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
16-Oct-00

Collection Period                              September 2, 2000                 to                 October 1, 2000
Determination Date                             October 11,  2000
Distribution Date                              October 16,  2000
Available Amounts
-----------------
           Scheduled Payments plus Payaheads, net of Excluded Amounts              7,198,433.48
           Prepayment Amounts                                                      3,409,563.00
           Recoveries                                                                      0.00
           Investment Earnings on Collection Account and Reserve Fund                 26,146.71
           Late Charges                                                               21,202.31
           Servicer Advances                                                       2,567,618.42

           Total Available Amounts                                                13,222,963.92
           -----------------------                                                -------------

Payments on Distribution Date
-----------------------------

  (A)**    Trustee Fees (only applicable pursuant to an Event of Default)                  0.00

   (A)     Unreimbursed Servicer Advances to the Servicer                                  0.00

   (B)     Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer            0.00

   (C)     Interest due to Class A-1 Notes                                            28,147.43

   (D)     Interest due to Class A-2 Notes                                           419,782.58

   (E)     Interest due to Class A-3 Notes                                           584,443.67

   (F)     Interest due to Class A-4 Notes                                           380,594.75

   (G)     Interest due to Class B Notes                                              19,471.31

   (H)     Interest due to Class C Notes                                              19,867.52

   (I)     Interest due to Class D Notes                                              33,554.04

   (J)     Interest due to Class E Notes                                              21,576.92

   (K)     Class A-1 Principal Payment Amount                                      5,166,520.31

   (L)     Class A-2 Principal Payment Amount                                      5,929,412.05

   (M)     Class A-3 Principal Payment Amount                                              0.00

   (N)     Class A-4 Principal Payment Amount                                              0.00

   (O)     Class B Principal Payment Amount                                          147,552.31

   (P)     Class C Principal Payment Amount                                          147,552.31

   (Q)     Class D Principal Payment Amount                                          236,083.68

   (R)     Class E Principal Payment Amount                                           88,405.04

   (S)     Additional Principal to Class A-1 Notes                                         0.00

   (T)     Additional Principal to Class A-2 Notes                                         0.00

   (U)     Additional Principal to Class A-3 Notes                                         0.00

   (V)     Additional Principal to Class A-4 Notes                                         0.00

   (W)     Additional Principal to Class B Notes                                           0.00

   (X)     Additional Principal to Class C Notes                                           0.00

   (Y)     Additional Principal to Class D Notes                                           0.00

   (Z)     Additional Principal to Class E Notes                                           0.00

   (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                0.00

   (AB)    Deposit to the Reserve Fund                                                     0.00

   (AC)    Excess to Certificateholder                                                     0.00

           Total distributions to Noteholders and Certificateholders              13,222,963.91
           ---------------------------------------------------------              -------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
           Trustee fees due on Distribution Date                                                               0.00

Unreimbursed Servicer Advances
------------------------------

           Unreimbursed Servicer Advances                                                                      0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)     Servicing Fee Percentage                                                                           0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                          271,692,615.22
   (iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                             0.00
   (iv)    Servicing Fee accrued but not paid in prior periods                                                 0.00
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                0.00
           Servicing Fee carried forward                                                                       0.00

           Monthly Servicing Fee distributed                                                                   0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                         5,166,520.31
           Class A-1 Interest Rate                                                                         6.12905%
           Number of days in Accrual Period                                                                      32
           Current Class A-1 interest due                                                                 28,147.43
           Class A-1 interest accrued but not paid in prior periods                                            0.00
           Total Class A-1 interest due                                                                   28,147.43
           Class A-1 interest carried forward                                                                  0.00

           Class A-1 interest distribution                                                                28,147.43


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                        77,498,323.00
           Class A-2 Interest Rate                                                                         6.50000%
           Current Class A-2 interest due                                                                419,782.58
           Class A-2 interest accrued but not paid in prior periods                                            0.00
           Total Class A-2 interest due                                                                  419,782.58
           Class A-2 interest carried forward                                                                  0.00

           Class A-2 interest distribution                                                               419,782.58


Class A-3 Interest Schedule
---------------------------

           Opening Class A-3 principal balance                                                       105,463,520.00
           Class A-3 Interest Rate                                                                         6.65000%
           Current Class A-3 interest due                                                                584,443.67
           Class A-3 interest accrued but not paid in prior periods                                            0.00
           Total Class A-3 interest due                                                                  584,443.67
           Class A-3 interest carried forward                                                                  0.00

           Class A-3 interest distribution                                                               584,443.67

Class A-4 Interest Schedule
---------------------------

           Opening Class A-4 principal balance                                                        67,262,695.00
           Class A-4 Interest Rate                                                                         6.79000%
           Current Class A-4 interest due                                                                380,594.75
           Class A-4 interest accrued but not paid in prior periods                                               -
           Total Class A-4 interest due                                                                  380,594.75
           Class A-4 interest carried forward                                                                     -

           Class A-4 interest distribution                                                               380,594.75

Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                           3,396,158.00
           Class B Interest Rate                                                                           6.88000%
           Current Class B interest due                                                                   19,471.31
           Class B interest accrued but not paid in prior periods                                                 -
           Total Class B interest due                                                                     19,471.31
           Class B interest carried forward                                                                       -

           Class B interest distribution                                                                  19,471.31

Class C Interest Schedule
--------------------------

           Opening Class C principal balance                                                           3,396,158.00
           Class C Interest Rate                                                                           7.02000%
           Current Class C interest due                                                                   19,867.52
           Class C interest accrued but not paid in prior periods                                                 -
           Total Class C interest due                                                                     19,867.52
           Class C interest carried forward                                                                       -

           Class C interest distribution                                                                  19,867.52


Class D Interest Schedule
--------------------------

           Opening Class D principal balance                                                           5,433,852.65
           Class D Interest Rate                                                                          7.41000%
           Current Class D interest due                                                                   33,554.04
           Class D interest accrued but not paid in prior periods                                              0.00
           Total Class D interest due                                                                     33,554.04
           Class D interest carried forward                                                                    0.00

           Class D interest distribution                                                                  33,554.04


Class E Interest Schedule
--------------------------

           Opening Class E principal balance                                                           2,716,925.95
           Class E Interest Rate                                                                           9.53000%
           Current Class E interest due                                                                   21,576.92
           Class E interest accrued but not paid in prior periods                                              0.00
           Total Class E interest due                                                                     21,576.92
           Class E interest carried forward                                                                    0.00

           Class E interest distribution                                                                  21,576.92


Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                  January 6, 2001
  (i)      Opening Class A-1 principal balance                                                         5,166,520.31
  (ii)     Aggregate outstanding principal of Notes plus Overcollateralization Balance               271,692,615.22
  (iii)    ADCB as of last day of the Collection Period                                              259,888,431.86
           Monthly Principal Amount ( (ii) - (iii) )                                                  11,804,183.36
  (iv)     Class A-1 Principal Payment Amount                                                          5,166,520.31
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                              5,166,520.31
           Class A-1 Principal Payment Amount distribution                                             5,166,520.31
           Principal carryforward Class A-1                                                                    0.00

           Class A-1 Principal Balance after current distribution                                              0.00


Class A Principal Payment Amount
--------------------------------

   (i)     Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                255,391,058.31
   (ii)    Class A Target Investor Principal Amount (94.0% * ending ADCB)                            244,295,125.95
           Class A Principal Payment Amount                                                           11,095,932.36
           Funds available for distribution after Class A-1 distribution                               6,549,005.39


Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                        77,498,323.00
           Class A-2  Principal Payment Amount                                                         5,929,412.05
           Class A-2 Principal Payment Amount distribution                                             5,929,412.05
           Principal carryforward Class A-2                                                                    0.00

           Class A-2 principal balance after current distribution                                     71,568,910.95

Class A-3 Principal Schedule
----------------------------

           Opening Class A-3 principal balance                                                       105,463,520.00
           Class A-3 Principal Payment Amount                                                                  0.00
           Class A-3 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-3                                                                    0.00

           Class A-3 principal balance after current distribution                                    105,463,520.00


Class A-4 Principal Schedule
----------------------------

           Opening Class A-4 principal balance                                                        67,262,695.00
           Class A-4 Principal Payment Amount                                                                  0.00
           Class A-4 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-4                                                                    0.00

           Class A-4 principal balance after current distribution                                     67,262,695.00


Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                           3,396,158.00
           Class B Target Investor Principal Amount (1.25% * ending ADCB)                              3,248,605.69
           Class B Floor                                                                              (6,017,360.10)
           Class B Principal Payment Amount due                                                          147,552.31
           Class B Principal Payment Amount distribution                                                 147,552.31
           Principal carryforward Class B                                                                      0.00

           Class B principal balance after current distribution                                        3,248,605.69


Class C Principal Schedule
--------------------------

           Opening Class C principal balance                                                           3,396,158.00
           Class C Target Investor Principal Amount (1.25% * ending ADCB)                              3,248,605.69
           Class C Floor                                                                              (4,037,739.84)
           Class C Principal Payment Amount due                                                          147,552.31
           Class C Principal Payment Amount distribution                                                 147,552.31
           Principal carryforward Class C                                                                      0.00

           Class C principal balance after current distribution                                        3,248,605.69


Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                           5,433,852.65
           Class D Target Investor Principal Amount (2.00% * ending ADCB)                              5,197,768.97
           Class D Floor                                                                                 (20,424.93)
           Class D Principal Payment Amount due                                                          236,083.68
           Class D Principal Payment Amount distribution                                                 236,083.68
           Principal carryforward Class D                                                                      0.00

           Class D principal balance after current distribution                                        5,197,768.97

Class E Principal Schedule
--------------------------

           Opening Class E principal balance                                                           2,716,925.95
           Class E Target Investor Principal Amount (1.00% * ending ADCB)                              2,598,884.13
           Class E Floor                                                                                 430,040.64
           Class E Principal Payment Amount due                                                          118,041.82
           Class E Principal Payment Amount distribution                                                  88,405.04
           Principal carryforward Class E                                                                 29,636.78

           Class E principal balance after current distribution                                        2,628,520.91

Additional Principal Schedule
-----------------------------
           Floors applicable (Yes/No)                                                                                           No
           Monthly Principal Amount                                                                                  11,804,183.36
           Sum of Principal Payments payable on all classes                                                          11,745,162.48
           Additional Principal payable                                                                                       0.00
           Additional Principal available, if payable                                                                         0.00

           Class A-1 Additional Principal allocation                                                                          0.00
           Class A-1 principal balance after current distribution                                                                -

           Class A-2 Additional Principal allocation                                                                          0.00
           Class A-2 principal balance after current distribution                                                    71,568,910.95

           Class A-3 Additional Principal allocation                                                                          0.00
           Class A-3 principal balance after current distribution                                                   105,463,520.00

           Class A-4 Additional Principal allocation                                                                          0.00
           Class A-4 principal balance after current distribution                                                    67,262,695.00

           Class B Additional Principal allocation                                                                            0.00
           Class B principal balance after current distribution                                                       3,248,605.69

           Class C Additional Principal allocation                                                                            0.00
           Class C principal balance after current distribution                                                       3,248,605.69

           Class D Additional Principal allocation                                                                            0.00
           Class D principal balance after current distribution                                                       5,197,768.97

           Class E Additional Principal allocation                                                                            0.00
           Class E principal balance after current distribution                                                       2,628,520.91


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

   (i)     Servicing Fee Percentage                                                                                           0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                         271,692,615.22
   (iii)   Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                    90,564.21

   (iv)    Servicing Fee accrued but not paid in prior periods                                                           23,536.90

           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                         114,101.11

           Servicing Fee carried forward                                                                                114,101.11


           Monthly Servicing Fee distributed                                                                                  0.00


Reserve Fund Schedule
---------------------

           Initial ADCB                                                                                             365,558,126.61
           10% of Initial ADCB                                                                                       36,555,812.66

           Outstanding Principal Amount of the Notes as of the preceding Distribution Date                          270,334,152.91

           ADCB as of the end of the Collection Period                                                              259,888,431.86
           Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                          1,892,339.07
           Prior month Reserve Fund balance                                                                             912,601.83
           Deposit to Reserve Fund - excess funds                                                                             0.00
           Interim Reserve Fund Balance                                                                                 912,601.83
           Current period draw on Reserve Fund for Reserve Interest Payments                                                  0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                                 0.00
           Excess to Certificateholder                                                                                        0.00
           Ending Reserve Fund balance                                                                                  912,601.83


           Reserve Fund balance as a percentage of aggregate note balances as of the first day of the Collection Period       0.34%
           Investment Earnings on Reserve Account                                                                         4,568.15

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

           Class A-1
           ---------
           Class A-1 principal balance                                                           -
           Initial Class A-1 principal balance                                       93,400,101.00

           Note factor                                                                 0.000000000


           Class A-2
           ---------
           Class A-2 principal balance                                               71,568,910.95
           Initial Class A-2 principal balance                                       77,498,323.00

           Note factor                                                                 0.923489802


           Class A-3
           ---------
           Class A-3 principal balance                                              105,463,520.00
           Initial Class A-3 principal balance                                      105,463,520.00

           Note factor                                                                 1.000000000


           Class A-4
           ---------
           Class A-4 principal balance                                               67,262,695.00
           Initial Class A-4 principal balance                                       67,262,695.00

           Note factor                                                                 1.000000000


           Class B
           -------
           Class B principal balance                                                  3,248,605.69
           Initial Class B principal balance                                          4,569,477.00

           Note factor                                                                 0.710935998


           Class C
           -------
           Class C principal balance                                                  3,248,605.69
           Initial Class C principal balance                                          4,569,477.00

           Note factor                                                                 0.710935998


           Class D
           -------
           Class D principal balance                                                  5,197,768.97
           Initial Class D principal balance                                          7,311,163.00

           Note factor                                                                 0.710935999


           Class E
           -------
           Class E principal balance                                                  2,628,520.91
           Initial Class E principal balance                                          3,655,581.00

           Note factor                                                                 0.719043268

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
   (i)     Outstanding Principal Amount of the Notes as of the preceding Distribution Date           270,334,152.91
   (ii)    Overcollateralization Balance as of the preceding Distribution Date                         1,358,462.31
   (iii)   Monthly Principal Amount                                                                   11,804,183.36
   (iv)    Available Amounts remaining after the payment of interest                                  11,715,525.70
   (v)     ADCB as of the end of the Collection Period                                               259,888,431.86
           Cumulative Loss Amount                                                                         88,657.66

Class B Floor Calculation
-------------------------

           Class B Floor percentage                                                                          1.8600%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                      88,657.66
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
             Overcollateralization Balance                                                            12,905,398.91
           Class B Floor                                                                              (6,017,360.10)

Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                                          1.4725%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                      88,657.66
           Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
             Overcollateralization Balance                                                             9,509,240.91
           Class C Floor                                                                              (4,037,739.84)

Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                                          1.0850%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                      88,657.66
           Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance      4,075,388.26
           Class D Floor                                                                                 (20,424.93)

Class E Floor Calculation
-------------------------

           Class E Floor percentage                                                                          0.4650%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                      88,657.66
           Overcollateralization Balance                                                               1,358,462.31
           Class E Floor                                                                                 430,040.64

Heller Financial, Inc. is the Servicer (Yes/No)                                                                 Yes

An Event of Default has occurred  (Yes/No)                                                                       No

10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                              365,558,126.61

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                         0
           Percentage of Substitute Contracts replacing materially modified contracts                             0

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                  No

5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payment modifications                                            0
           The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                      No
           Any Skipped Payments have been deferred later than January 1, 2006                                   N/A

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                    271,692,615.22
           Principal collections                                                                      (8,255,420.56)
           Prepayment Amounts                                                                         (3,389,466.29)
           Defaulted Contracts                                                                          (241,915.68)
           Change in payaheads                                                                            82,619.17
           Other items including Substitutions and Repurchases                                                 0.00
ADCB as of the last day of the Collection Period                                                     259,888,431.86

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts            241,915.68
Number of Contracts that became Defaulted Contracts during the period                                             1
Defaulted Contracts as a percentage of ADCB (annualized)                                                       1.12%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts             3,372,348.54
Number of Prepaid Contracts as of the last day of the Collection Period                                           7

DCB of Contracts as of the last day of the Collection Period that were added as
Substitute Contracts                                                                                           0.00
Number of Substitute Contracts as of the last day of the Collection Period                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period               0.00

Cumulative Servicer Advances paid by the Servicer                                                     12,627,277.36
Cumulative reimbursed Servicer Advances                                                               10,059,658.94


Delinquencies and Losses                           Dollars                            Percent
------------------------                           -------                            -------

           Current                               244,542,855.22                        94.10%
           31-60 days past due                     7,005,675.04                         2.70%
           61-90 days past due                     5,265,248.52                         2.03%
           Over 90 days past due                   3,074,653.08                         1.18%
           Total                                 259,888,431.86                       100.00%

           31+ days past due                      15,345,576.64                         5.90%

   (i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                   2,703,910.13
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                       1,905,669.55
           Cumulative net losses to date  ( (i) - (ii) )                                                 798,240.58
           Cumulative net losses as a percentage of the initial ADCB                                           0.22%